Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Second Quarter 2014 Results

Company raises full-year revenue and EPS guidance

ATLANTA – July 22, 2014 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the second quarter ended June 30, 2014 of $0.29 compared to $0.24 in Q2 2013, on license revenue of $18.0 million and record total revenue of $122.5 million. GAAP diluted earnings per share for Q2 2014 was $0.27 compared to $0.22 in Q2 2013.

“We’re very pleased with our performance in Q2 and the first half of 2014. We executed well serving our customers and delivering strong financial performance,” said Eddie Capel, Manhattan Associates president and CEO. “With strong demand for our omni-channel and distribution management solutions, we will continue to innovate and strive to enhance our market position so we can deliver solid financial results for the balance of 2014 and beyond.”

SECOND QUARTER 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.29 in Q2 2014, compared to $0.24 in Q2 2013.

•	GAAP diluted earnings per share was $0.27 in Q2 2014, compared to $0.22 in Q2 2013.

•	Consolidated total revenue was $122.5 million in Q2 2014, compared to $102.5 million in Q2 2013. License revenue was $18.0 million in Q2 2014, compared to $16.1 million in Q2 2013.

•	Adjusted operating income, a non-GAAP measure, was $34.9 million in Q2 2014, compared to $28.3 million in Q2 2013.

•	GAAP operating income was $32.5 million in Q2 2014, compared to $26.2 million in Q2 2013.

•	Cash flow from operations was $1.9 million in Q2 2014, compared to $13.6 million in Q2 2013. Days Sales Outstanding was 64 days at June 30, 2014, compared to 53 days at March 31, 2014.

•	Cash and investments at June 30, 2014 was $101.4 million, compared to $125.9 million at March 31, 2014.

•	During the three months ended June 30, 2014, the Company repurchased 782,489 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.1 million. In July 2014, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SIX MONTH 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.55 for the six months ended June 30, 2014, compared to $0.43 for the six months ended June 30, 2013.

•	GAAP diluted earnings per share for the six months ended June 30, 2014 was $0.51, compared to $0.39 for the six months ended June 30, 2013.

•	Consolidated revenue for the six months ended June 30, 2014 was $236.1 million, compared to $199.1 million for the six months ended June 30, 2013. License revenue was $35.1 million for the six months ended June 30, 2014, compared to $30.4 million for the six months ended June 30, 2013.

•	Adjusted operating income, a non-GAAP measure, was $67.2 million for the six months ended June 30, 2014, compared to $49.9 million for the six months ended June 30, 2013.

•	GAAP operating income was $62.6 million for the six months ended June 30, 2014, compared to $45.8 million for the six months ended June 30, 2013.

•	Cash flow from operations was $21.0 million in the six months ended June 30, 2014, compared to $33.7 million in the six months ended June 30, 2013.

•	During the six months ended June 30, 2014, the Company repurchased 1,477,036 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $50.5 million.

SALES ACHIEVEMENTS:

•	Three contracts of $1.0 million or more in recognized license revenue during the second quarter of 2014.

•	Completing software license wins with new customers such as: Country Road Group, Grupo Bimbo, ICA Sverige AB, ValueVision Media, and Yusen Logistics (Americas).

•	Expanding relationships with existing customers such as: Alliant Techsystems, American Eagle Outfitters, Ascena Retail Group, Cleveland Golf Company, David’s Bridal, Delta Faucet Company, Desigual, FEMA, GENCO Holdings, Genuine Parts Company, Giant Eagle, Groupe Dynamite, Holiday Classic, Hudson’s Bay Company, Ingram Industries, Innotrac Corporation, Mothercare, National Logistics Services, Nature’s Best, Northern Safety Co., Samson Opt, Samsung India, Shanghai KW Logistics, Southern Wine and Spirits of America, Super Retail Group, Wineworks, and VF Services.

2014 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2014:

	Guidance Range - 2014 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue - current guidance	$472	$477	14%	15%
Total revenue - previous guidance	$460	$465	11%	12%
Diluted earnings per share (EPS):
Adjusted EPS(1) - current guidance	$1.10	$1.12	20%	22%
GAAP EPS - current guidance	$1.03	$1.05	20%	22%
Adjusted EPS(1) - previous guidance	$1.06	$1.08	15%	17%
GAAP EPS - previous guidance	$0.99	$1.01	15%	17%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on September 15, 2014, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2014 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of October 2014.

CONFERENCE CALL

The Company’s conference call regarding its second quarter financial results will be held today, July 22, 2014, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.585.8367 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 57734834 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ third quarter 2014 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and six months ended June 30, 2014.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates brings companies closer to their customers. We design, build and deliver market-leading Supply Chain Commerce Solutions that drive top line growth by converging front-end sales with back-end supply chain execution and efficiency. Our software, platform technology and unmatched experience help our customers around the world adapt to the challenges of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2014 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(unaudited)
Revenue:
Software license	$17,989	$16,136	$35,096	$30,381
Services	93,519	78,203	180,432	153,090
Hardware and other	11,022	8,177	20,565	15,646

Total revenue	122,530	102,516	236,093	199,117
Costs and expenses:
Cost of license	1,848	1,937	3,461	3,715
Cost of services	41,457	35,058	79,917	70,104
Cost of hardware and other	9,265	7,023	16,744	13,237
Research and development	11,867	11,032	23,670	22,508
Sales and marketing	12,848	11,888	24,868	23,322
General and administrative	11,256	7,932	21,905	17,440
Depreciation and amortization	1,489	1,459	2,977	2,943

Total costs and expenses	90,030	76,329	173,542	153,269

Operating income	32,500	26,187	62,551	45,848
Other income, net	312	1,243	79	1,394

Income before income taxes	32,812	27,430	62,630	47,242
Income tax provision	12,218	10,023	23,324	16,480

Net income	$20,594	$17,407	$39,306	$30,762

Basic earnings per share	$0.27	$0.23	$0.52	$0.40
Diluted earnings per share	$0.27	$0.22	$0.51	$0.39
Weighted average number of shares:
Basic	75,274	76,888	75,544	77,096
Diluted	76,037	78,036	76,415	78,388

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Operating income	$32,500	$26,187	$62,551	$45,848
Equity-based compensation (b)	2,396	2,133	4,670	4,040
Purchase amortization (c)	—	1	1	3

Adjusted operating income (Non-GAAP)	$34,896	$28,321	$67,222	$49,891

Income tax provision	$12,218	$10,023	$23,324	$16,480
Equity-based compensation (b)	889	751	1,733	1,422
Purchase amortization (c)	—	—	—	1

Adjusted income tax provision (Non-GAAP)	$13,107	$10,774	$25,057	$17,903

Net income	$20,594	$17,407	$39,306	$30,762
Equity-based compensation (b)	1,507	1,382	2,937	2,618
Purchase amortization (c)	—	1	1	2

Adjusted net income (Non-GAAP)	$22,101	$18,790	$42,244	$33,382

Diluted EPS (a)	$0.27	$0.22	$0.51	$0.39
Equity-based compensation (a,b)	0.02	0.02	0.04	0.04
Purchase amortization (a,c)	—	—	—	—

Adjusted diluted EPS (Non-GAAP) (a)	$0.29	$0.24	$0.55	$0.43

Fully diluted shares (a)	76,037	78,036	76,415	78,388

(a)	On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.
(b)	To be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of services	$477	$329	847	$578
Research and development	342	257	759	555
Sales and marketing	395	535	705	1,047
General and administrative	1,182	1,012	2,359	1,860

Total equity-based compensation	$2,396	$2,133	4,670	$4,040

(c)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$91,121	$124,375
Short term investments	10,258	8,581
Accounts receivable, net of allowance of $3,802 and $3,156 in 2014 and 2013, respectively	86,694	71,136
Deferred income taxes	7,335	7,300
Income taxes receivable	1,692	—
Prepaid expenses and other current assets	9,220	7,346

Total current assets	206,320	218,738
Property and equipment, net	15,037	14,342
Goodwill, net	62,270	62,272
Deferred income taxes	440	427
Other assets	4,551	2,049

Total assets	$288,618	$297,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,660	$11,555
Accrued compensation and benefits	19,787	19,465
Accrued and other liabilities	10,422	12,225
Deferred revenue	59,996	53,812
Income taxes payable	—	7,131

Total current liabilities	99,865	104,188
Other non-current liabilities	12,435	12,054
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2014 and 2013	—	—
Common stock, $.01 par value; 200,000,000 shares authorized; 75,120,619 and 76,374,180 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	751	764
Retained earnings	182,071	188,604
Accumulated other comprehensive loss	(6,504)	(7,782)

Total shareholders’ equity	176,318	181,586

Total liabilities and shareholders’ equity	$288,618	$297,828

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2014	2013
	(unaudited)
Operating activities:
Net income	$39,306	$30,762
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,977	2,943
Equity-based compensation	4,670	4,040
(Gain) loss on disposal of equipment	(15)	1
Tax benefit of stock awards exercised/vested	6,954	4,987
Excess tax benefits from equity-based compensation	(6,916)	(4,874)
Deferred income taxes	879	2,265
Unrealized foreign currency gain	(174)	(372)
Changes in operating assets and liabilities:
Accounts receivable, net	(15,320)	(6,971)
Other assets	(4,305)	227
Accounts payable, accrued and other liabilities	(4,148)	(7,341)
Income taxes	(8,786)	887
Deferred revenue	5,910	7,142

Net cash provided by operating activities	21,032	33,696

Investing activities:
Purchase of property and equipment	(3,580)	(1,633)
Net purchases of investments	(1,441)	(2,055)

Net cash used in investing activities	(5,021)	(3,688)

Financing activities:
Purchase of common stock	(58,305)	(34,902)
Proceeds from issuance of common stock from options exercised	829	3,861
Excess tax benefits from equity-based compensation	6,916	4,874

Net cash used in financing activities	(50,560)	(26,167)

Foreign currency impact on cash	1,295	(1,955)

Net change in cash and cash equivalents	(33,254)	1,886
Cash and cash equivalents at beginning of period	124,375	96,737

Cash and cash equivalents at end of period	$91,121	$98,623

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
GAAP Diluted EPS	$0.17	$0.22	$0.25	$0.22	$0.86	$0.24	$0.27	$0.51
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.01	0.02	0.06	0.02	0.02	0.04
Purchase amortization	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.19	$0.24	$0.26	$0.24	$0.92	$0.26	$0.29	$0.55
Fully Diluted Shares	78,740	78,036	77,552	77,256	77,932	76,795	76,037	76,415

2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue:
Americas	$79,820	$83,600	$87,977	$86,947	$338,344	$91,355	$98,633	$189,988
EMEA	11,431	11,964	12,686	14,333	50,414	15,679	15,911	31,590
APAC	5,350	6,952	7,139	6,319	25,760	6,529	7,986	14,515

	$96,601	$102,516	$107,802	$107,599	$414,518	$113,563	$122,530	$236,093

GAAP Operating Income:
Americas	$16,964	$21,256	$25,613	$19,618	$83,451	$24,133	$25,127	$49,260
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	8,297
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	4,994

	$19,661	$26,187	$30,772	$24,667	$101,287	$30,051	$32,500	$62,551

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,907	$2,133	$1,209	$2,076	$7,325	$2,274	$2,396	$4,670
Purchase amortization	2	1	2	1	6	1	—	1

	$1,909	$2,134	$1,211	$2,077	$7,331	$2,275	$2,396	$4,671

Adjusted non-GAAP Operating Income:
Americas	$18,873	$23,390	$26,824	$21,695	$90,782	$26,408	$27,523	$53,931
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	8,297
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	4,994

	$21,570	$28,321	$31,983	$26,744	$108,618	$32,326	$34,896	$67,222

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Professional services	$49,151	$52,492	$57,690	$51,490	210,823	$59,422	$65,702	125,124
Customer support and software enhancements	25,736	25,711	27,335	26,296	105,078	27,491	27,817	55,308

Total services revenue	$74,887	$78,203	$85,025	$77,786	$315,901	$86,913	$93,519	$180,432

4.	Hardware and other revenue includes the following items (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Hardware revenue	$4,175	$4,285	$3,904	$8,557	$20,921	$5,946	$6,114	$12,060
Billed travel	3,294	3,892	4,105	3,989	15,280	3,597	4,908	8,505

Total hardware and other revenue	$7,469	$8,177	$8,009	$12,546	$36,201	$9,543	$11,022	$20,565

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Revenue	$(182)	$(150)	$(329)	$(63)	$(724)	$202	$696	$898
Costs and expenses	(541)	(262)	(877)	(902)	(2,582)	(713)	73	(640)

Operating income	359	112	548	839	1,858	915	623	1,538
Foreign currency (losses) gains in other income	(179)	972	313	(445)	661	(516)	12	(504)

	$180	$1,084	$861	$394	$2,519	$399	$635	$1,034

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	YTD
Operating income	$440	$173	$733	$900	$2,246	$898	$505	$1,403
Foreign currency (losses) gains in other income	4	931	204	3	1,142	(141)	(129)	(270)

Total impact of changes in the Indian Rupee	$444	$1,104	$937	$903	$3,388	$757	$376	$1,133

6.	Other (loss) income includes the following components (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Interest income	$326	$271	$263	$307	$1,167	$267	$302	$569
Foreign currency (losses) gains	(179)	972	313	(445)	661	(516)	12	(504)
Other non-operating (expense) income	4	—	(30)	20	(6)	16	(2)	14

Total other (loss) income	$151	$1,243	$546	$(118)	$1,822	$(233)	$312	$79

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Stock options	$148	$11	$11	$20	$190	$—	$—	$—
Restricted stock	1,759	2,122	1,198	2,056	7,135	2,274	2,396	4,670

Total equity-based compensation	1,907	2,133	1,209	2,076	7,325	2,274	2,396	4,670
Income tax provision	671	751	451	729	2,602	844	889	1,733

Net income	$1,236	$1,382	$758	$1,347	$4,723	$1,430	$1,507	$2,937

Diluted earnings per share	$0.02	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.04
Diluted earnings per share—stock options	$0.00	$0.00	$0.00	$0.00	$0.00	$—	$—	$—
Diluted earnings per share—restricted stock	$0.01	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.04

8.	Capital expenditures are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Capital expenditures	$598	$1,035	$1,568	$1,539	$4,740	$1,156	$2,424	$3,580

9.	Stock Repurchase Activity (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	YTD
Shares purchased under publicly-announced buy-back program	903	785	607	537	2,832	695	782	1,477
Shares withheld for taxes due upon vesting of restricted stock	281	1	13	5	300	235	1	236

Total shares purchased	1,184	786	620	542	3,132	930	783	1,713
Total cash paid for shares purchased under publicly-announced buy-back program	$15,929	$14,409	$13,533	$15,332	$59,203	$25,459	$25,090	$50,549
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	4,545	19	280	152	4,996	7,720	36	7,756

Total cash paid for shares repurchased	$20,474	$14,428	$13,813	$15,484	$64,199	$33,179	$25,126	$58,305